SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                 August 15, 2000
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                             ALLEGHENY ENERGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                -------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                1-267                                  13-5531602
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        Commission File Number               (IRS Employer Identification No.)




10435 Downsville Pike,
Hagerstown, Maryland                                   21740-1766
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(Address of Principal Executive Offices)               (Zip Code)



                                 (301) 790-3400
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On August 15, 2000, The Allegheny Energy, Inc., a Maryland Corporation (the "Company"), agreed to sell $165,000,000 aggregate principal amount of its 7.75% Notes due 2005 (the "Notes") pursuant to the Underwriting Agreement dated August 15, 2000 among the Company and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and PNC Capital Markets, Inc. and the Pricing Agreement dated August 15, 2000 among the Company and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and PNC Capital Markets, Inc. registered under the Securities Act of 1933, as amended (Registration Statement No. 333-41638). The Notes will be issued on August 18, 2000 pursuant to the Indenture, dated as of July 26, 2000, between the Company and Bank One Trust Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number        Description
------        ------------------------------------------------------------------

1.1 Underwriting Agreement, dated as of August 15, 2000, among Allegheny Energy, Inc. and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets, Inc.

1.2 Pricing Agreement, dated as of August 15, 2000, among Allegheny Energy, Inc. and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets, Inc.

4.1 Indenture, dated as of July 26, 2000, between Allegheny Energy, Inc. and Bank One Trust Company.

4.2           Form of the 7.75% Notes due August 1, 2005, of Allegheny
              Energy,Inc.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLEGHENY ENERGY, INC.

                                            By:  /s/ Thomas J. Kloc
                                               ---------------------------------
                                               Name:   Thomas J. Kloc
                                               Title:  Vice President and
                                                       Controller

Date:  August 16, 2000














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

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        ------------------------------------------------------------------

1.1 Underwriting Agreement, dated as of August 15, 2000, among Allegheny Energy, Inc. and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets, Inc.

1.2 Pricing Agreement, dated as of August 15, 2000, among Allegheny Energy, Inc. and Goldman, Sachs & Co., Salomon Smith Barney, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets, Inc.

4.1 Indenture, dated as of July 26, 2000, between Allegheny Energy, Inc. and Bank One Trust Company.

4.2           Form of the 7.75% Notes due August 1, 2005, of Allegheny
              Energy,Inc.












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